Cover Page                                                                497(e)

[EQUITABLE LOGO]                                                 MICHAEL HEGARTY
                                           President and Chief Operating Officer



January 5, 2001



Dear EQUI-VEST(R) Owner

We are pleased to inform you of an important enhancement that we've made to your EQUI-VEST(R) benefits. This enhancement resulted in an increase to the minimum death benefit for many EQUI-VEST(R) contracts--at no additional cost to you.

GOOD NEWS

A key benefit of your EQUI-VEST(R) contract(1) is its minimum death benefit--that is, the guarantee(2) that your beneficiary will never receive less than the amount of money you have contributed over the life of the contract (adjusted for any withdrawals), regardless of investment performance.(3) However, the investment options you elected in your EQUI-VEST(R) contract may have significantly appreciated, so your account value may be much greater than your contributions (adjusted for withdrawals). If that was the case for your EQUI-VEST(R) contract on December 31, 2000, we have good news for you! We increased the minimum death benefit of your EQUI-VEST(R) contract to equal your account value on that date.

HOW IT WORKS

Your contract's new minimum death benefit went into effect on January 1, 2001. It will continue to be adjusted for new contributions and withdrawals. This means that in the event of your death, your beneficiary will receive the greater of either your EQUI-VEST(R) account value at that time or your account value on December 31, 2000 adjusted for any subsequent contributions and withdrawals.(3,4)

WHAT THIS MEANS FOR YOU

Your total account value on December 31, 2000 is shown on the enclosed statement. The statement also shows contributions and withdrawals you've made since you purchased your contract. If the total account value shown is greater than your contributions minus withdrawals, the minimum death benefit was increased (as described above).





EVDBR-2000                                                     EQ-00-116 (11/00)

If the total account value on the statement is equal to or less than your contributions minus withdrawals, the minimum death benefit was not changed; it will remain equal to contributions you previously made--and to contributions you make in the future, adjusted for withdrawals. In no case would this adjustment have decreased the minimum death benefit of your contract.

Please attach this letter, along with the enclosed statement, to your EQUI-VEST(R) contract for future reference. If you have any questions about this change, please contact your financial professional or an Equitable customer service representative at the address and phone number shown on your statement.

Sincerely,

/s/





----------------------------


1 EQUI-VEST(R) includes EQUI-VEST(R) Express(SM) and "Contract" includes both contracts and certificates, as applicable.

2 All guarantees are backed by the claims paying ability of The Equitable Life Assurance Society of the United States.

3 The amount your beneficiary will receive will be reduced by any outstanding loan balance at the time of your death. Only section 403(b) TSA contracts and certain other contracts provide for loans.

4 If you have an EQUI-VEST(R) contract under which you elected to have the ratcheted death benefit, then in the event of your death, your beneficiary will receive the greatest of (i) your EQUI-VEST(R) account value at that time, (ii) your account value on December 31, 2000 adjusted for any subsequent contributions and withdrawals, or (iii) the ratcheted death benefit. The ratcheted death benefit was available only to certain contracts issued after October 20, 1999 and had to be elected when the contract was issued.



EQUI-VEST(R) is a registered service mark and Express(SM) is a service mark of The Equitable Life Assurance Society of the United States.

EQUI-VEST(R) and EQUI-VEST(R) Express(SM) are issued by The Equitable Life Assurance Society of the United States and distributed by AXA Advisors, LLC (NY, NY 10104).

EVDBR-2000                                                     EQ-00-116 (11/00)

                      --------------------------------------
This letter supplements certain information in the EQUI-VEST(R) prospectuses dated May 1, 2000, as supplemented to date. Keep this Supplement for future reference